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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - July 16, 2001


                         MELLON FINANCIAL CORPORATION
              (Exact name of registrant as specified in charter)



       Pennsylvania                  1-7410                     25-1233834
(State or other jurisdiction      (Commission                (I.R.S. Employer
     of incorporation)            File Number)              Identification No.)


                               One Mellon Center
                               500 Grant Street
                            Pittsburgh, Pennsylvania              15258
                     (Address of principal executive offices)   (Zip code)


      Registrant's telephone number, including area code - (412) 234-5000
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The following exhibits are filed herewith.

Exhibit  Description
Number

10.1 Purchase of Assets and Liability Assumption Agreement by and between Mellon Financial Corporation and Citizens Financial Group, Inc. as of July 16, 2001.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    MELLON FINANCIAL CORPORATION

Date:  July 19, 2001                By: /s/ Steven G. Elliott
                                        -----------------------------------
                                        Steven G. Elliott
                                        Senior Vice Chairman and
                                        Chief Financial Officer
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                                EXHIBIT INDEX

Number  Description                                             Method of Filing

10.1    Purchase of Assets and Liability Assumption Agreement
        by and between Mellon Financial Corporation and
        Citizens Financial Group, Inc. as of July 16, 2001.     Filed herewith